UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2004



                     AMERICAN EXPRESS INCENTIVE SAVINGS PLAN
             (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000
               ---------------------------------------------------


                                       None
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     As previously disclosed in the American Express Company ("Company") 2004 Proxy, the Audit Committee of the Board of Directors of the Company determined to request proposals from auditing firms for the Company's 2005 audit. This request was made pursuant to the Audit Committee's charter, which requires a detailed review of the Company's outside audit firm at least every ten years. At a meeting held on November 22, 2004, the Audit Committee approved the future engagement of PricewaterhouseCoopers LLP ("PWC") as the independent registered public accountants ("auditors") of the American Express Incentive Savings Plan (the "Plan") for the fiscal year ending December 31, 2005 to replace the firm of Ernst & Young LLP ("E&Y"). E&Y will continue as the auditors for the financial statements of the Plan for the year ending December 31, 2004. The Audit Committee's decision to replace the current auditors was made after a robust proposal process that included three of the four major international accounting firms, including E&Y.

     E&Y's reports on the Plan's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Plan's financial statements for each of the two fiscal years ended December 31, 2002 and 2003 and through November 22, 2004, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. During the two most recent fiscal years and through November 22, 2004, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a) (1) (v)). The Plan has requested E&Y to furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter, dated November 24, 2004, is filed as Exhibit 16.1 to this Form 8-K.





Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    16.1          Letter to the Securities and Exchange Commission from
                  Ernst & Young LLP.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN EXPRESS INCENTIVE SAVINGS PLAN

                                         By:    /s/ Valeria M. Christensen
                                                --------------------------------
                                         Name:  Valeria M. Christensen
                                         Title: Delegate
                                                Employee Benefits Administration
                                                  Committee




DATE:   November 24, 2004

                                  EXHIBIT INDEX


Item No.        Description
--------        -----------
16.1            Letter to the Securities and Exchange Commission from
                Ernst & Young LLP.

                                                               EXHIBIT Item 16.1




E   rErnst & Young LLP   rPhone (212) 773-3000

                                                 5 Times Square       www.ey.com
                                                 New York, NY 10036




November 24, 2004




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read item 4.01 of Form 8-K dated November 24, 2004, of American Express Incentive Savings Plan and are in agreement with the fourth sentence of the first paragraph and the statements contained in the second and third paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


Very truly yours,

/s/ Ernst & Young LLP